Goodwill, Software and Other Intangible Assets	12 Months Ended
Oct. 31, 2025
Text Block [Abstract]
Goodwill, Software and Other Intangible Assets

Note 8	Goodwill, software and other intangible assets

Goodwill
The carrying amount of goodwill is reviewed for impairment annually as at August 1 and whenever there are events or changes in circumstances which indicate that the carrying amount may not be recoverable. Goodwill is allocated to CGUs for the purposes of impairment testing based on the lowest level for which identifiable cash inflows are largely independent of cash inflows from other assets or groups of assets. The goodwill impairment test is performed by comparing the recoverable
amount of the CGU to which goodwill has been allocated with the carrying amount of the CGU including goodwill, with any deficiency recognized as impairment to goodwill. The recoverable amount of a CGU is defined as the higher of its estimated fair value less cost to sell and value in use.
We have two significant CGUs to which goodwill has been allocated. The changes in the carrying amount of goodwill are allocated to each CGU as follows:

		CGUs
$ millions, as at or for the year ended October 31		Canadian Wealth Management	U.S. Commercial Banking and Wealth Management	Other	Total
2025	Balance at beginning of year	$884	$4,318	$241	$5,443
	Impairment	–	–	–	–
	Adjustments (1)	–	31	1	32
	Balance at end of year	$884	$4,349	$242	$5,475
2024	Balance at beginning of year	$884	$4,300	$241	$5,425
	Impairment	–	–	–	–
	Adjustments (1)	–	18	–	18
	Balance at end of year	$884	$4,318	$241	$5,443

(1)	Includes foreign currency translation adjustments.

Impairment testing of goodwill and key assumptions
U.S. Commercial Banking and Wealth Management
The recoverable amount of the U.S. Commercial Banking and Wealth Management CGU (including The PrivateBank and Geneva Advisors) is based on a value in use calculation using a five-year cash flow projection approved by management, and an estimate of the capital required to be maintained to support ongoing operations.
We have determined that for the impairment testing performed as at August 1, 2025, the estimated recoverable amount of the U.S. Commercial Banking and Wealth Management CGU was in excess of its carrying amount. As a result, no impairment charge was recognized during 2025.
A terminal growth rate of 4.4% as at August 1, 2025 (August 1, 2024: 4.5%) was applied to the years after the five-year forecast. All of the forecasted cash flows were discounted at an after-tax rate of 10.1% as at August 1, 2025 (12.3% pre-tax)
,
which we believe to be a risk-adjusted discount rate appropriate to U.S. Commercial Banking and Wealth Management (we used an after-tax rate of 10.0% as at August 1, 2024). The determination of a discount rate and a terminal growth rate require the exercise of judgment. The discount rate was determined based on the following primary factors: (i) the risk-free rate; (ii) an equity risk premium; and (iii) beta adjustment to the equity risk premium based on a review of betas of comparable publicly traded financial institutions in the region. The terminal growth rate was based on management’s expectations of real growth and forecasted inflation rates.
If alternative reasonably possible changes in key assumptions were applied, the result of the impairment test would not differ.
Estimation of the recoverable amount is an area of significant judgment. The recoverable amount is estimated using an internally developed model, which requires the use of significant assumptions, including forecasted earnings, a discount rate, a terminal growth rate and forecasted regulatory capital requirements. Reductions in the estimated recoverable amount could arise from various factors, such as reductions in forecasted cash flows, an increase in the assumed level of required capital, and any adverse changes to the discount rate or terminal growth rate either in isolation or in any combination thereof.
Canadian Wealth Management
The recoverable amount of the Canadian Wealth Management CGU is based on a fair value less cost to sell calculation. The fair value is estimated using an earnings-based approach whereby the forecasted earnings are based on the Wealth Management internal plan
,
which was approved by management and covers a three-year period. The calculation incorporates the forecasted earnings multiplied by an earnings multiple derived from observable price-to-earnings multiples of comparable wealth management institutions. The price-to-earnings multiples of those comparable wealth management institutions ranged from 7.3 to 14.6 as at August 1, 2025 (August 1, 2024: 5.7 to 12.4).
We have determined that the estimated recoverable amount of the Canadian Wealth Management CGU was in excess of its carrying amount as at August 1, 2025. As a result, no impairment charge was recognized during 2025.
If alternative reasonably possible changes in key assumptions were applied, the result of the impairment test would not differ.
Other
The goodwill relating to the Other CGUs, which includes the CIBC Caribbean CGU, is comprised of amounts which individually are not considered to be significant. We have determined that for the impairment testing performed as at August 1, 2025, the estimated recoverable amount of each of these CGUs was in excess of their carrying amounts.
Allocation to strategic business units
Goodwill of $5,475 million (2024: $5,443 million) is allocated to the SBUs as follows: Canadian Commercial Banking and Wealth Management of $954 million (2024: $954 million), Corporate and Other of $101 million (2024: $100 million), U.S. Commercial Banking and Wealth Management of $4,349 million (2024: $4,318 million), Capital Markets of $64 million (2024: $64 million), and Canadian Personal and Business Banking of $7 million (2024: $7 million).

Software and other intangible assets
The carrying amount of indefinite-lived intangible assets includes $116 million (2024: $116 million) of contract based intangible assets that represent management contracts purchased as part of past acquisitions.
The components of finite-lived software
and
other intangible assets are as follows:

$ millions, as at or for the year ended October 31		Software (1)	Core deposit intangibles (2)	Contract based	Customer relationships (3)	Total
2025	Gross carrying amount
	Balance at beginning of year	$5,705	$53	$11	$381	$6,150
	Additions	719	–	–	–	719
	Disposals (4)	(67)	(20)	–	(4)	(91)
	Adjustments (5)	3	1	–	1	5
	Balance at end of year	$6,360	$34	$11	$378	$6,783
2024	Balance at end of year	$5,705	$53	$11	$381	$6,150
2025	Accumulated amortization
	Balance at beginning of year	$3,190	$43	$9	$194	$3,436
	Amortization and impairment (6)	615	5	1	39	660
	Disposals (4)	(67)	(20)	–	(4)	(91)
	Adjustments (5)	(2)	1	–	1	–
	Balance at end of year	$3,736	$29	$10	$230	$4,005
2024	Balance at end of year	$3,190	$43	$9	$194	$3,436
	Net book value
	As at October 31, 2025	$2,624	$5	$1	$148	$2,778
	As at October 31, 2024	$2,515	$10	$2	$187	$2,714

(1)	Includes $1,078 million (2024: $1,062 million) of work-in-progress not subject to amortization.
(2)	Acquired as part of the acquisition of The PrivateBank.
(3)	Represents customer relationships associated with past acquisitions including of the Canadian Costco credit card portfolio in 2022.
(4)	Includes write-offs of fully amortized assets.
(5)	Includes foreign currency translation.
(6)	Includes impairment of work-in-progress.
Net additions and disposals of gross carrying amount during the year were: Canadian Personal and Business Banking net additions of $5 million (2024: net additions of $1 million); Canadian Commercial Banking and Wealth Management net additions of nil (2024: net disposals of $1 million); U.S. Commercial Banking and Wealth Management net additions of $26 million (2024: net disposals of $55 million); Capital Markets net additions of $1 million (2024: net additions of $1 million); and Corporate and Other net additions of $596 million (2024: net additions of $39 million).